SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 22, 2003

Commission File Number 0-25428

MEADOW VALLEY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	88-0328443
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

4411 South 40th Street, Suite D-11, Phoenix, AZ	85040
(Address of principal executive offices)	(Zip Code)

(602) 437-5400
(Registrant’s telephone number, including area code)

Item 4. Changes in Registrant’s Certifying Accountant.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EX-16.3

Item 4. Changes in Registrant’s Certifying Accountant.

     On October 22, 2003, Meadow Valley Corporation (the “Company”), under the direction of the Audit Committee and with the approval of the Company’s board of directors, engaged the firm of Semple & Cooper, LLP (“Semple & Cooper”) as its independent auditors for the 2003 Fiscal Year, simultaneously the Company dismissed BDO Seidman, LLP (“BDO Seidman”). The change in independent audit firms was made for cost reduction purposes. As a member of BDO Seidman Alliance Program, Semple & Cooper has joint ventured the audit work with respect to the Company’s financial statements for the previous nine fiscal years and, therefore, is familiar with the Company’s financial statements.

     BDO Seidman’s reports on the Company’s consolidated financial statements for the past two years have not contained any adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the Company’s two most recent fiscal years and the subsequent interim periods preceding this change of audit firms, there have not been any disagreements with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of BDO Seidman, would have caused them to make a reference to the subject matter of the disagreement in connection with their reports.

     During the Company’s two most recent fiscal years and subsequent interim period preceding this change:

          (i) BDO Seidman did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist;

          (ii) BDO Seidman did not advise the Company that information had come to BDO Seidman’s attention that led them to no longer be able to rely on management’s representations, or that made them unwilling to be associated with the financial statements prepared by management;

          (iii) BDO Seidman did not advise the Company of the need to expand significantly the scope of their audit, or that information had come to their attention during such period that, if further investigated, that may (A) materially impact the fairness or reliability of previously issued consolidated financial statements and Reports of Independent Auditors, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, or (B) cause BDO Seidman to be unwilling to rely on management’s representations or be associated with the Company’s consolidated financial statements; and

          (iv) BDO Seidman did not advise the Company that information had come to their attention that they had concluded materially impacted the fairness or reliability of previously issued consolidated financial statements and Reports of Independent Auditors, or the consolidated financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent consolidated financial statements covered by an audit report.

     The Company has provided BDO Seidman with a copy of the foregoing disclosure, and has requested that BDO Seidman furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. The Company has filed as an Exhibit to this Form 8-K a copy of the letter from BDO Seidman required by Item 304 of Regulation S-K.

     On October 22, 2003, the Company engaged Semple & Cooper as its independent auditors. Prior to its engagement, the Company had not consulted with Semple & Cooper with respect to:

          (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or

          (ii) any matter that was either the subject of a disagreement (as defined in Item 301(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 301(a)(1)(v) of Regulation S-K).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

16.3	Letter re: Change in Certifying Accountant

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act as of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEADOW VALLEY CORPORATION
(Registrant)

/s/ Bradley E. Larson

Bradley E. Larson
President and Chief Executive Officer
Dated: November 6, 2003